UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported):  April 7, 2021
 ZOVIO INC
(Exact name of registrant as specified in its charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1811 E. Northrop Blvd, Chandler, AZ 85286
(Address of principal executive offices, including zip code)

 (858) 668-2586
(Registrant’s telephone number, including area code)
 None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZVO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Office of the CEO Compensation
On April 7, 2021, the Compensation Committee of the Board of Directors of Zovio Inc (the “Company”) approved compensation for George P. Pernsteiner, Diane L. Thompson and Christopher L. Spohn, members of the Office of the CEO.
As a member of the Office of the CEO, Mr. Pernsteiner shall serve as Interim CEO and will receive a base salary of $543,634 to be paid monthly or bi-weekly, effective March 22, 2021, and is eligible to receive a completion bonus of $100,000 to be paid at the completion of the assignment. In addition, Mr. Pernsteiner will receive a restricted stock unit (“RSU”) grant under the Company’s Amended and Restated 2009 Stock Incentive Plan, as amended (the “2009 Plan”), for 20,450 shares that shall vest on April 7, 2022. The foregoing description of the compensation arrangement with Mr. Pernsteiner for serving as Interim CEO does not purport to be complete and is qualified in its entirety by reference to the full text of a compensatory agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021.
As members of the Office of the CEO, Ms. Thompson and Mr. Spohn will each receive an incremental base salary of $116,493 to be paid monthly or bi-weekly, effective March 22, 2021, and each is eligible to receive a completion bonus of $50,000 to be paid at the completion of the assignment. In addition, Ms. Thompson and Mr. Spohn will each receive a restricted stock unit (“RSU”) grant under the Company’s Amended and Restated 2009 Stock Incentive Plan, as amended (the “2009 Plan”), for 10,220 shares that shall vest on October 7, 2021.

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOVIO INC

	By:	/s/ Diane L. Thompson
Name: Diane L. Thompson
Date: April 12, 2021		Title: Executive Vice President, Secretary and General Counsel